SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of Earliest Event Reported): February 9, 2001


                             CHARLES & COLVARD, LTD.
             (Exact name of Registrant as specified in its charter)


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
      North Carolina                      0-23329                               56-0308470
(State or other jurisdiction of     Commission File No.)  (IRS Employer Identification No.)
incorporation or organization)

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                             3800 Gateway Boulevard
                                    Suite 310
                        Morrisville, North Carolina 27560
          (Address of principal executive offices, including zip code)
                                 (919) 468-0399
              (Registrant's telephone number, including area code)



                        (Former name or Former Address if
                           Changed Since Last Report)




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ITEM 5.    Other Events.

         On February 9, 2001, the Company announced the resignation of Mark W. Hahn as chief financial officer, secretary and treasurer. A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    Exhibits

           99.1   Press Release dated February 9, 2001.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHARLES & COLVARD, LTD.


Date: February 9, 2001            By:  /s/ Robert S. Thomas
                                       ---------------------------------------
                                           Robert S. Thomas
                                           President and Chief Executive Officer